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                                 EXHIBIT 23.4

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                                                                  EXHIBIT 23.4

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of our report dated December 12, 1996, relating to the financial statements of Pavilion Partners, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP

Houston, Texas
April 14, 1998